UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           FORM 8-K -- CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 21, 1999
                                                 ------------------------------



                            PATRICK INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Indiana                     0-3922                 35-1057796
           -------                     ------                 ----------
(State or other jurisdiction of  Commission File Number    (I.R.S. Employer
incorporation or organization)                            Identification No.)




1800 South 14th Street, P.O. Box 638, Elkhart, Indiana                 46515
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

                                 (219) 294-7511
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 5.  Other Events.

         On December 21, 1999, the registrant issued a press release announcing the renewal of its stock repurchase program, a copy of which is filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1              Press Release dated December 21, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 PATRICK INDUSTRIES, INC.
                                                 (Registrant)

                                                 /s/ Keith V. Kankel
                                                 -----------------------------
                                                 Keith V. Kankel

Date:  December 21, 1999